UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  May 31, 2007

 Date of earliest event reported:  May 31, 2007

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 31, 2007 (the “Effective Date”), Northwest Airlines Corporation (the “Company”), together with certain of its affiliates (each, a “Debtor” and collectively, the “Debtors”) consummated the transactions contemplated by the Debtors’ First Amended Joint and Consolidated Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, as confirmed by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on May 18, 2007 (as confirmed, the “Plan of Reorganization”).

In connection with the consummation of the Plan of Reorganization, on the Effective Date, the Company’s existing $1.225 billion debtor in possession credit facility was converted into exit financing in accordance with its terms.  For a description of the credit facility, reference is made to the description of such agreement in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 24, 2006, which description is incorporated by reference herein.  In addition, pursuant to the terms of the Plan of Reorganization, upon the Effective Date, the Northwest Airlines Corporation 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”), which was adopted by the Board of Directors of the Company on May 18, 2007, became effective.  For a description of the 2007 Stock Incentive Plan, reference is made to the description of such plan in the Company’s Current Report on Form 8-K filed with the Commission on May 29, 2007, which description is incorporated by reference herein.  The description of the 2007 Stock Incentive Plan is qualified in its entirety by reference to the full text of such plan, a copy of which was filed as an exhibit to the Form 8-K filed on May 29, 2007 and is incorporated by reference herein.

On May 25, 2007, the Company entered into a Rights Agreement (as the same may be amended from time to time, the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).  On May 18, 2007, the Board of Directors of the Company declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock which became effective upon the Company’s emergence from bankruptcy proceedings (the “Emergence”) and the effectiveness of the Company’s new Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware.  The dividend is payable on the Effective Date to holders of record of the Common Stock issued and outstanding at the close of business on the Effective Date.  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at a price of $120.00 per one one-thousandth of a share of Preferred Stock (as the same may be adjusted, the “Purchase Price”).   The Rights Agreement, Rights and Preferred Stock are described in the Company’s Form 8-A filed May 30, 2007, which description is incorporated herein by reference.  Such description does not purport to be complete and is subject to and qualified by the Rights Agreement attached as Exhibit 4.1 to this Current Report on Form 8-K, and the Certificate of Designations attached as Exhibit 3.3 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

In connection with the issuance of shares of Common Stock to certain institutional holders pursuant to the provisions of the Equity Commitment Agreement dated as of February 12, 2007 (the “Equity Commitment Agreement”) among the Company, Northwest Airlines, Inc. (“Northwest”), the principal operating subsidiary of the Company, as guarantor, and JP Morgan Securities Inc. (“JP

Morgan”), the Company entered into a Registration Rights Agreement dated as of May 25, 2007 (the “Registration Rights Agreement”) providing for the registration of the resale of such shares. The Registration Rights Agreement is described in the Company’s Registration Statement on Form S-3 filed with the Commission on May 31, 2007, which description is incorporated by reference herein. Such description does not purport to be complete and is subject to and qualified by the Registration Rights Agreement attached as Exhibit 4.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

In connection with the Company’s reorganization and emergence from bankruptcy, all existing shares of the Company’s capital stock were canceled pursuant to the Plan of Reorganization.  Upon the Effective Date, the Company’s existing stock incentive plans were therefore terminated and any and all awards granted under such plans were terminated and will no longer be of any force or effect.

The Northwest Airlines Corporation 1999 Stock Incentive Plan (the “1999 Stock Incentive Plan”) was filed with the Commission as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.  The 2001 Northwest Airlines Corporation Stock Incentive Plan (the “2001 Stock Incentive Plan”) was filed with the Commission as Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.  The Northwest Airlines Corporation 1998 Pilots Stock Option Plan (the “Pilots Plan”) was filed with the Commission as Exhibit 10.34 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. The Northwest Airlines Corporation 2004 Pilots’ Bridge Stock Option Plan (the “Pilots Bridge Plan”) was filed with the Commission as Exhibit 10.38 to the Company’s Annual Report for the year ended December 31, 2004.  The descriptions contained in this Current Report of the 1999 Stock Incentive Plan, the 2001 Stock Incentive Plan, the Pilots Plan and the Pilots Bridge Plan are qualified in their entirety by reference to the full text of the Plans set forth in the respective exhibits.

Item 3.02.  Unregistered Sales of Equity Securities.

Under the Plan of Reorganization, a total of 283,522,334 shares of the Company’s Common Stock are to be distributed as follows: (a) 225,788,536 shares of Common Stock to be distributed to holders of allowed general unsecured claims, (b) 8,622,772 shares of Common Stock to be distributed to holders of allowed general unsecured claims who also hold a guaranty from a Debtor, (c) 23,611,111 shares of Common Stock to be issued in connection with a rights offering, pursuant to which certain of the Company’s general unsecured creditors subscribed to purchase shares of Common Stock, (d) 4,166,667 shares of Common Stock to be issued to certain institutional holders in accordance with the Equity Commitment Agreement, and (e) 21,333,248 shares of Common Stock to be reserved for issuance pursuant to the 2007 Stock Incentive Plan.  The Common Stock replaces the Company’s prior common stock registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) (which prior common stock was canceled concurrently as of the effective time of the Plan of Reorganization).

The Company relied, based on the confirmation order it received from the Bankruptcy Court, on Section 1145 of the U.S. Bankruptcy Code to exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) the issuance and distribution of Common Stock to the holders of allowed general unsecured claims pursuant to the Plan of Reorganization and the issuance of the rights pursuant to the rights offering (and the issuance and distribution of Common Stock upon exercise thereof).

Section 1145 of the Bankruptcy Code exempts the offer and sale of securities under a plan of reorganization from registration under Section 5 of the Securities Act and state laws if three principal requirements are satisfied:

•

the securities must be offered and sold under a plan of reorganization and must be securities of the debtor, of an affiliate participating in a joint plan of reorganization with the debtor or of a successor to the debtor under the plan of reorganization;

•	the recipients of the securities must hold claims against or interests in the debtor; and

•	the securities must be issued in exchange, or principally in exchange, for the recipient’s claim against or interest in the debtor.

The Company relied on Section 4(2) of the Securities Act to exempt from the registration requirements of the Securities Act the issuance of Common Stock to the institutional holders pursuant to the Equity Commitment Agreement.  Section 4(2) of the Securities Act provides an exemption from the registration requirements of Section 5 of the Securities Act for securities issued and sold in private transactions, not involving any public offering. The Registration Rights Agreement described under Item 1.01 above provides for the registration of the resale of the shares of Common Stock issued to the institutional holders pursuant to the Equity Commitment Agreement.

Item 3.03.                                          Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K and the Certificate of Designations attached as Exhibit 3.3 to this Current Report on Form 8-K are incorporated into this Item 3.03 by reference.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Upon the Effective Date, the following directors have departed the Board of Directors of the Company in connection with the Company’s emergence from bankruptcy: Ray W. Benning, Jr., Dennis F. Hightower, George J. Kourpias, Frederic V. Malek, Leo M. van Wijk and Gary L. Wilson.

In addition, upon the Effective Date, in connection with the Company’s emergence from bankruptcy, the following individuals have become members of the Company’s Board of Directors by operation of its Plan of Reorganization:  David A. Brandon, Michael J. Durham, Mickey P. Foret, James J. Postl and Rodney E. Slater.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The Company’s Amended and Restated Certificate of Incorporation filed with the State of Delaware on May 31, 2007 (the “Amended and Restated Certificate of Incorporation”) and its

Amended and Restated Bylaws (the “Amended and Restated Bylaws”) both became effective on May 31, 2007.  A description of the key provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws is included in the Company’s Form 8-A filed May 18, 2007, which description is incorporated herein by reference.  This description is qualified in its entirety by reference to the full text of these documents, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.  In addition, on May 31, 2007, in connection with the Rights Agreement and Rights, the Company filed with the State of Delaware the Certificate of Designations attached as Exhibit 3.3 to this Current Report on Form 8-K, which is incorporated herein by reference.  The description of the Rights Agreement, Rights and Preferred Stock set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

On May 31, 2007, the Company issued a press release announcing the Debtors’ emergence from Chapter 11.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
3.1

Amended and Restated Certificate of Incorporation of Northwest Airlines Corporation (filed as Exhibit 3.1 to the Registration Statement on Form S-8 filed on May 30, 2007 and incorporated herein by reference).

3.2	Amended and Restated Bylaws of Northwest Airlines Corporation (filed as Exhibit 3.2 to the Registration Statement on Form S-8 filed on May 30, 2007 and incorporated herein by reference).

3.3

Certificate of Designations of Series A Junior Participating Preferred Stock of Northwest Airlines Corporation (filed as Exhibit 3.3 to the Registration Statement on Form S-8 filed on May 30, 2007 and incorporated herein by reference).

4.1

Rights Agreement dated as of May 25, 2007 between Northwest Airlines Corporation and Computershare Trust Company, N.A., as rights agent (filed as Exhibit 1 to the Registration Statement on Form 8-A filed on May 30, 2007 and incorporated herein by reference).

4.2

Registration Rights Agreement dated as of May 25, 2007 among Northwest Airlines Corporation, J.P. Morgan Securities Inc. and the other parties identified on the signature pages of any joinder agreements executed pursuant thereto (filed as Exhibit 4.3 to Amendment No. 2 to the Registration Statement on Form S-3 filed on May 30, 2007 and incorporated herein by reference).

99.1	Press Release dated May 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: May 31, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1

Amended and Restated Certificate of Incorporation of Northwest Airlines Corporation (filed as Exhibit 3.1 to the Registration Statement on Form S-8 filed on May 30, 2007 and incorporated herein by reference).

Exhibit 3.2	Amended and Restated Bylaws of Northwest Airlines Corporation (filed as Exhibit 3.2 to the Registration Statement on Form S-8 filed on May 30, 2007 and incorporated herein by reference).

Exhibit 3.3

Certificate of Designations of Series A Junior Participating Preferred Stock of Northwest Airlines Corporation (filed as Exhibit 3.3 to the Registration Statement on Form S-8 filed on May 30, 2007 and incorporated herein by reference).

Exhibit 4.1

Rights Agreement dated as of May 25, 2007 between Northwest Airlines Corporation and Computershare Trust Company, N.A., as rights agent (filed as Exhibit 1 to the Registration Statement on Form 8-A filed on May 30, 2007 and incorporated herein by reference).

Exhibit 4.2

Registration Rights Agreement dated as of May 25, 2007 among Northwest Airlines Corporation, J.P. Morgan Securities Inc. and the other parties identified on the signature pages of any joinder agreements executed pursuant thereto (filed as Exhibit 4.3 to Amendment No. 2 to the Registration Statement on Form S-3 filed on May 30, 2007 and incorporated herein by reference).

Exhibit 99.1	Press Release dated May 31, 2007